Manpower Inc. 2007 2 nd Quarter Results New Face New Place July 19, 2007 Exhibit 99.2

Manpower Inc. 2007 2
nd
Quarter Results
Forward Looking Statement
This presentation includes forward-looking statements which are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements.
Forward-looking statements can be identified by words such as
“expect,” “plan,” “may,” “will,” and similar expressions.  Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Company’s Annual Report on Form 10-K dated
December 31, 2006, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings.

Manpower Inc. 2007 2
nd
Quarter Results
Consolidated Financial Highlights
Throughout this presentation, the difference between reported variances and Constant Currency (CC)
variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.
97% CC
Operating Profit
$277M
OP Margin
5.5%
Revenue
$5.0B
Gross Margin
20.3%
EPS from Continuing Operations
$1.86
15%
9% CC
249 bps
240 bps
107%
101%
89% CC
Q2 Highlights

Manpower Inc. 2007 2
nd
Quarter Results
20.34%
17.85%
15%
17%
19%
21%
Q2 2006 France -
Retroactive
Impact of
Payroll Tax
Change
France - Q2
Impact of
Payroll Tax
Change
Temporary
Recruitment
Permanent
Recruitment
Mix -
Specialty
Q2 2007
- 0.32%
+ 0.24%
+ 1.80%
+ 0.37%
+ 0.40%
Consolidated Gross Profit Margin Change

Manpower Inc. 2007 2
nd
Quarter Results
United States Segment
(10% of Revenue)
Q2 Financial Highlights
9%
OUP Margin
5.3%
110 bps
Revenue
$489M
OUP
$26M
16%
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.

Manpower Inc. 2007 2
nd
Quarter Results
France Segment
(35% of Revenue)
Q2 Financial Highlights
OUP Margin
9.2%
Revenue
$1.8B
OUP
$164M
16%
8% CC
600 bps
229%
209% CC
(1)
The cumulative impact of the change in the French payroll tax calculation is included above.  The cumulative change has a $99M positive impact on OUP and a positive 560 bps impact on OUP margin.
(1)
(1)

7 Manpower Inc. 2007 2 nd Quarter Results Other EMEA Segment (31% of Revenue) Q2 Financial Highlights OUP Margin 3.5% Revenue $1.6B OUP $56M 26% 17% CC 120 bps 89% 78% CC

Manpower Inc. 2007 2
nd
Quarter Results
36%
23%
39%
16%
8%
23%
27%
14%
31%
3%
15%
25%
32%
12%
Other
Spain
Netherlands
Germany
Elan
UK - Manpower
Nordics
Other EMEA – Q2 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
21%
16%
15%
10%
9%
8%
21%

9 Manpower Inc. 2007 2 nd Quarter Results Italy Segment (7% of Revenue) Q2 Financial Highlights OUP Margin 8.2% Revenue $354M OUP $29M 21% 13% CC 90 bps 37% 28% CC

10 Manpower Inc. 2007 2 nd Quarter Results Jefferson Wells Segment (2% of Revenue) Q2 Financial Highlights OUP Margin 1.3% Revenue $84M OUP $1M 890 bps 15% 89%

11 Manpower Inc. 2007 2 nd Quarter Results Right Management Segment (2% of Revenue) Q2 Financial Highlights OUP Margin 10.4% Revenue $106M OUP $11M 3% 0% CC 30 bps 0% 4% CC

12 Manpower Inc. 2007 2 nd Quarter Results Other Operations Segment (13% of Revenue) Q2 Financial Highlights OUP Margin 2.4% Revenue $635M OUP $15M 13% 11% CC 20 bps 2% 2% CC

Manpower Inc. 2007 2
nd
Quarter Results
26%
21%
5%
2%
9%
8%
3%
14%
Other
Mexico
Australia/NZ
Japan
Other Operations – Q2 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
34%
16%
15%
35%

14 Manpower Inc. 2007 2 nd Quarter Results Financial Highlights

Manpower Inc. 2007 2
nd
Quarter Results
$1.20
$1.86
$1.14
$0.70
$1.00
$1.30
$1.60
$1.90
Q2
Guidance
(mid-point)
Operational
Performance
Interest
and
Other
Expense
Tax
Rate
Currency Q2 Before
of French
Impact
2006 Q1-07 Q2-07 Q2 2007
- $0.05
+ $0.10
- $0.01
+ $0.02
+ $0.45
+ $0.10
+ $0.11
Reconciliation of Reported EPS to Q2 Guidance
Impact of French Payroll
Tax Change
OUP in millions:
$66.7          $15.5           $17.1
(5¢ vs. 6¢)
Payroll Tax
Change

Manpower Inc. 2007 2
nd
Quarter Results
137
280
370
416
135
109
848
837
823
735
902
842
0
250
500
750
1,000
2003 2004 2005 2006 Q1 2007 Q2 2007
39%
29%
26%
25%
25%
24%
0%
10%
20%
30%
40%
2003 2004 2005 2006 Q1 2007 Q2 2007
Total Debt
Net Debt
Balance Sheet Highlights
Total Debt
($ in millions)
Total Debt to
Total Capitalization

Manpower Inc. 2007 2
nd
Quarter Results
* 1,214,800 shares in 2007 and 1,970,300 shares in 2006.
Proceeds from Sale of Business
Cash Flow Summary – First Half
2007 2006
Cash from Operations 141 136
Capital Expenditures (41) (35)
Free Cash Flow 100 101
Share Repurchases * (89) (119)
Change in Debt
3 251
Other
(28)
30
Change in Cash
23 313
($ in millions)
-
Proceeds from Equity Plans

8

18
Manpower Inc. 2007 2
nd
Quarter Results
Third Quarter Outlook
Revenue
U.S.
Down 6-8%
France
Up 11-13% (Up 4-6% CC)
Up 21-23%
Italy
(Up 13-15% CC)
Jefferson Wells
Right Management
Up 4-5%
(Up 1-2% CC)
Other
Up 12-14% (Up 10-12% CC)
Total
Up 13-15% (Up 7-9% CC)
Gross Profit Margin
18.1-18.3%
Operating Profit Margin
3.9 – 4.1%
Tax Rate from Continuing Operations
38.0%
EPS from Continuing Operations
$1.39-$1.43
(Pos. $.08 Currency)
Down 7-9%
Other EMEA
(Up 16-18% CC)
Up 24-26%

Manpower Inc. 2007 2 nd Quarter Results Questions? Answers July 19, 2007